                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MRO SOFTWARE, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement no.:

     3)   Filing Party:

     4)   Date Filed:

                                    * * * * *

                               MRO SOFTWARE, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MARCH 9, 2004

         Notice is hereby given that the Annual Meeting of Stockholders of MRO Software, Inc. (the "Company") will be held at the offices of the Company, 100 Crosby Drive, Bedford, Massachusetts 01730 on Tuesday, March 9, 2004, beginning at 10:00 A.M., local time, for the following purposes:

         1. To elect Stephen B. Sayre and Alan L. Stanzler as Class II Directors of the Company for a term of three years;

         2. To approve an amendment to the Company's Amended and Restated 1999 Equity Incentive Plan to increase the number of shares issuable thereunder by an additional 1,200,000 shares; and

         3. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public auditors for the current fiscal year.

         The Board of Directors has fixed the close of business on Monday, January 26, 2004, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, said Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

                                       By Order of the Board of Directors,

                                       /s/ Craig Newfield
                                       -----------------------------------
                                       Craig Newfield
                                       Vice President, General Counsel & Clerk

Bedford, Massachusetts
January 28, 2004

                             YOUR VOTE IS IMPORTANT

          PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU
                           PLAN TO ATTEND THE MEETING.

                               MRO SOFTWARE, INC.
                                100 CROSBY DRIVE
                          BEDFORD, MASSACHUSETTS 01730
                                 (781) 280-2000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MARCH 9, 2004

         This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about January 30, 2004 in connection with the solicitation by the Board of Directors of MRO Software, Inc., a Massachusetts corporation (the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company, to be held on Tuesday, March 9, 2004, and at any and all adjournments thereof (the "Annual Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. If no choice has been specified by a stockholder with respect to a proposal as to which the Board of Directors has made a recommendation, however, the shares covered by any executed proxy will be voted as indicated in this proxy statement. Any stockholder may revoke his proxy at any time before it has been exercised.

         The Board of Directors of the Company has fixed the close of business on Monday, January 26, 2003, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were issued and outstanding 24,745,276 shares of the Company's Common Stock, $.01 par value ("Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to cast one vote on each proposal.

                         QUORUM AND TABULATION OF VOTES

         The By-Laws of the Company provide that the holders of a majority of shares of Common Stock issued and outstanding and entitled to vote will constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. In general, votes withheld from any nominee for election as director, abstentions (if applicable) and broker "non-votes" (if applicable) are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The affirmative vote of a plurality of the shares of Common Stock properly cast at the Annual Meeting will be necessary to elect each Class II Director (Proposal One). Votes "withheld" from director-nominees, and broker "non-votes" will not be included in calculating the number of votes cast for election of the Class II Directors. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the increase in the number of shares authorized for issuance under the Company's Amended and Restated 1999 Equity Incentive Plan (Proposal Two), and to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending September 30, 2004 (Proposal Three). Abstentions and broker "non-votes" will not be included in calculating the number of votes cast on Proposals Two and Three.

         Votes will be tabulated by the Company's transfer agent, EquiServe Trust Company, N.A. The vote on each matter submitted to stockholders will be tabulated separately.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company has a Board of Directors consisting of six directors, divided into three classes, as nearly equal in size as practicable, referred to as Class I, Class II and Class III.

         The terms of the Company's Class I Directors, Robert L. Daniels and John A. McMullen, will expire at the annual meeting to be held in March 2006. Mr. Daniels and Mr. McMullen were elected to the Board of Directors at the Company's Special Meeting in Lieu of Annual Meeting held on April 25, 2000, and they were re-elected in March 2003. The terms of the Company's Class II Directors, Stephen B. Sayre and Alan L. Stanzler, will expire at the Annual Meeting. Mr. Sayre was first elected to the Board of Directors by the members of the then existing Board to fill a vacancy on the Board, and was re-elected by the Company's stockholders in March 2001. Mr. Stanzler was first elected to the Board in 1998, and was re-elected in 2001. The terms of the Company's Class III Directors, Norman E. Drapeau, Jr. and Richard P. Fishman, will expire at the annual meeting to be held in March 2005. Mr. Drapeau and Mr. Fishman were elected to the Board of Directors at the Company's Special Meeting in Lieu of Annual Meeting held on March 24, 1999, and re-elected on March 5, 2002. The Directors in each Class serve for a term of three years and until their successors are duly elected and qualified. As the term of one Class expires, a successor director or directors for that Class are elected at the annual meeting of stockholders for that year.

         The full Board of Directors has nominated each of Mr. Sayre and Mr. Stanzler for election to an additional three-year term as a Class II Director. Each of these candidates was recommended to the Board by other non-management directors. Mr. Sayre and Mr. Stanzler have each agreed to serve if elected, and the Company has no reason to believe that either of them will be unable to serve. In the event that Mr. Sayre or Mr. Stanzler is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for such other nominee as is then designated by the Board.

         Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the election of Mr. Sayre and Mr. Stanzler as Class II Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. SAYRE AND MR. STANZLER AS CLASS II DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company are as follows:

          NAME               AGE                          POSITION
          ----               ---                          --------
Norman E. Drapeau, Jr. (1)    43     President, Chief Executive Officer and Director - Class III

Robert L. Daniels (1)         61     Executive Chairman of the Board - Class I

Peter J. Rice                 51     Executive Vice President - Finance and Administration,
                                     Chief Financial Officer and Treasurer

Patricia C. Foye              48     Executive Vice President - Global Marketing & Strategic
                                     Alliances

William J. Sawyer             57     Executive Vice President- Operations

Ted D. Williams               55     Executive Vice President- Worldwide Sales

John W. Young                 51     Executive Vice President - Products and Technology

Craig Newfield                44     Vice President, General Counsel and Clerk

Richard P. Fishman (2)(3)     57     Director - Class III

John A. McMullen (2)(3)(4)    61     Director - Class I

Stephen B. Sayre (1)(4)       52     Director - Class II

Alan L. Stanzler (4)          60     Director - Class II

-------------------
(1) Member of the Strategic Advisory Committee

(2) Member of the Compensation Committee

(3) Member of the Nominating Committee

(4) Member of the Audit Committee

         NORMAN E. DRAPEAU, JR. joined the Company in 1982 as an applications analyst. Since that time, he has held various positions with the Company, including, from 1984 to 1987, that of Manager of Customer Support and from 1989 through 1991, that of Director, Product Marketing. In 1991, Mr. Drapeau was appointed Vice President, Corporate Marketing, in 1992 was appointed Vice President - Americas and in July 1996 was appointed Executive Vice President - Worldwide Sales and Marketing, serving in that capacity until January 1998. In January 1998, Mr. Drapeau was appointed Executive Vice President and Chief Operating Officer and was also elected a director of the Company. In May 1998, Mr. Drapeau was elected President and Chief Executive Officer. On October 30, 2003, Mr. Drapeau was appointed to the Board of Directors of Authoria, Inc.

         ROBERT L. DANIELS founded the Company in 1968 and has been a director since that time. Mr. Daniels served as Chairman of the Board and Chief Executive Officer from 1968 to 1996 and as President from 1968 to 1995. In May 1998, Mr. Daniels was elected Executive Chairman of the Board.

         PETER J. RICE joined the Company in 2000 as Executive Vice President of Finance and Administration, Chief Financial Officer, and Treasurer of the Company. From 1998 to 2000, Mr. Rice was Vice President of Finance and Administration, Chief Financial Officer, and Treasurer of Interleaf, a developer of e-publishing and e-content software products. Interleaf was sold to Broadvision, Inc. in 2000. From 1995 to 1998, Mr. Rice was Vice President, Chief Financial Officer and Treasurer for Media 100, Inc., a provider of digital media and content design, and creation and delivery tools. From 1990 to 1995, Mr. Rice was Vice President, Corporate Controller and Chief Accounting Officer of M/A Com, Inc. Prior thereto, Mr. Rice held senior financial management positions at Apollo Computer and Atex, Inc.

         PATRICIA C. FOYE joined the Company in July 2001 as Executive Vice President, Global Marketing and Strategic Alliances. From September 2000 to June 2001, Ms. Foye was Vice President, Worldwide Sales and Marketing for HMS Software, Inc., an application software company centered in the aerospace defense markets. From May 1999 to May 2000, Ms. Foye was President of Allenbrook, Inc., a private firm focused on the development of policy management system for insurance and financial markets. From 1998 to 1999, Ms. Foye was Vice President and General Manager of QAD, Inc., leading the Electronics and Industrial business segment, the largest vertical business for QAD. From 1994 to 1998, Ms. Foye held senior management positions at Digital Equipment Corporation, a hardware and software vendor and Marcam Corporation, an ERP applications vendor.

         WILLIAM J. SAWYER joined the Company in 1978 as an applications consultant and served in various sales and services positions from 1978 to 1984. Mr. Sawyer was a Vice President of the Company from 1984 to 1990 and Executive Vice President from 1990 until November 1997. In November 1997, Mr. Sawyer left the Company and joined Peritus Software Services, Inc., a software application company, as Vice President, Operations. Mr. Sawyer rejoined the Company in October 1998 as Executive Vice President, Operations.

         TED D. WILLIAMS originally joined the Company in 1984 and served as Director, MAXIMO until 1988. From 1988 to 1993, Mr. Williams was President and Chief Operating Officer of Comac Systems Corporation, a software application company. In 1993, Mr. Williams rejoined the Company as Director, Eastern Regional Sales. He was appointed Vice President-North American Sales in 1996 and Vice President-Worldwide sales in January 1998. In October 1998, Mr. Williams was appointed Executive Vice President-Worldwide Sales.

         JOHN W. YOUNG originally joined the Company in 1985 and served until 1988 as MAXIMO Product Manager. From 1988 to 1992, Mr. Young was Vice President of Sales of Comac Systems Corporation, a software application company. In 1992 he rejoined the Company as Director of MAXIMO Product Design, was appointed Vice President - Research and Development of the Company in 1995 and was appointed Executive Vice President - Products and Technology of the Company in 1998. On June 24, 2003, Mr. Young was appointed to the Board of Directors of NSI Software, Inc.

         CRAIG NEWFIELD joined the Company as Vice President, General Counsel and Clerk in September 2000. From October 1997 through August 2000, Mr. Newfield was Vice President, General Counsel and Clerk of Interleaf, Inc., a developer of e-publishing and e-content software products. Interleaf was sold to Broadvision, Inc. in 2000. From April 1996 through September 1997, Mr. Newfield was General Counsel and Secretary of OneWave, Inc., since renamed Primix Solutions, an IT service provider. From February 1993 to April 1996, Mr. Newfield served as in-house counsel for Marcam Corporation.

         RICHARD P. FISHMAN was elected as a director in March 1999. Mr. Fishman is currently Senior Managing Partner of MAF Capital Partners, a venture capital firm. From 1998 to 2002, Mr. Fishman was Executive Vice President at MacAndrews & Forbes Group, Inc., where he was responsible for venture capital investing. From 1995 to 1997, Mr. Fishman served as Managing Director of GeoPartners Research, Inc., a strategy and management-consulting firm, where he headed the firm's venture capital activities. Mr. Fishman served as President and Chief Executive Officer of Thinking Machines Corporation from 1993 to 1994 and was a partner at the law firm of Milbank, Tweed, Hadley & McCoy from 1987 until 1993.

         JOHN A. MCMULLEN was elected as a director in April 2000. Mr. McMullen is the Managing Principal of Cambridge Meridian Group, Inc., a strategy-consulting firm that serves Fortune 500 and technology-based companies, with which he has been employed since 1985. Mr. McMullen taught business strategy at Harvard Law School from the mid 1980's to 1990 and, as one of the original members of CMGI's Board of Directors, served on that Board from 1988 through 1999. In addition, he serves, or has served, on the boards of twelve other private, chiefly technology-oriented companies. From 1993 to 1997 he was an informal advisor to Senator Bill Bradley (NJ). He is currently running for the United States Senate from Vermont.

         STEPHEN B. SAYRE was originally elected as a director in September 1998, and re-elected in March 2001. Mr. Sayre is currently the Vice President of Marketing and Business Development for Endeca Technologies, Inc. From June 2000 to March 2001, Mr. Sayre was Vice President of Marketing for Idiom, Inc. From 1994 to 2000, he was the Senior Vice President of Marketing at Lotus Development Corporation, a subsidiary of IBM Corporation, a hardware and software vendor. Prior to joining Lotus in 1994, Mr. Sayre was President of Boston Treasury Systems and has held other senior executive level positions with Cullinet Software and Easel Corporation.

         ALAN L. STANZLER was originally elected as a director in May 1998, and re-elected in March 2001. Mr. Stanzler served as a director of the Company from 1992 to 1994, and as Clerk of the Company from 1990 to 1996. Mr. Stanzler is Of Counsel at the law firm of Stanzler, Funderburk & Castellon, L.L.P. From 1998 to September 2001, Mr. Stanzler was a partner of the law firm of Maselan Jones & Stanzler, P.C.

         All directors hold office until the expiration of their respective terms as described above and until their respective successors are duly elected and qualified. Executive officers of the Company are appointed by and serve at the discretion of the Board of Directors.

CORPORATE GOVERNANCE

         The Board of Directors of the Company has determined that it is the policy of the Board and of the Company to fully comply with the requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), all implementing rules and regulations of the Securities and Exchange Commission ("SEC"), and the listing standards and Marketplace Rules of The Nasdaq Stock Market (the "Nasdaq Rules"), and to implement such non-obligatory corporate governance measures are as determined to be appropriate in light of the nature of the Company's operations.

         Independent Directors

         The Board has determined that Messrs. Fishman, McMullen, Sayre and Stanzler are all "independent" directors, as that term is currently used in the Nasdaq Rules and as defined under Section 301 of the Sarbanes-Oxley Act and SEC Rule 10A-3 adopted thereunder. Accordingly, the Board of Directors is comprised of a majority of independent directors as required by the Nasdaq Rules.

         During the fiscal year ended September 30, 2003 ("fiscal 2003"), the Board met eight times. No incumbent director attended fewer than 75% of the total number of meetings held by the Board and Committees of the Board on which he served.

         It is the policy of the Board that each member of the Board shall attend the Company's annual meetings of stockholders whenever practical, and that at least one member of the Board shall attend each meeting of stockholders. Five out of the six directors of the Company attended the Annual Meeting of Stockholders held in March, 2003.

         The Board has undertaken a program of continuing education on matters of corporate governance and other matters relevant to directors, and has prohibited the extension of loans to executive officers and directors, except as specifically permitted under the Sarbanes-Oxley Act.

         Committees of the Board

         The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating Committee and a Strategic Advisory Committee. The Board has resolved that the Audit, Compensation and Nominating committees shall each be composed entirely of "independent" directors, as defined above.

         The Audit Committee (currently composed of Messrs. Sayre, Stanzler and McMullen) reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee met four times during fiscal 2003. See Report of the Audit Committee for further information regarding this committee and its operations.

         The Compensation Committee (currently composed of Messrs. Fishman and McMullen) has general responsibility for the Company's executive compensation policies and practices, including making specific recommendations to the Board concerning compensation for the Company's executive officers and administering the Company's Amended and Restated 1999 Equity Incentive Plan (the "1999 Equity Plan"), 1994 Incentive and Nonqualified Stock Option Plan (the "1994 Stock

Option Plan") and 2002 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Compensation Committee met nine times during fiscal 2003. See Report of the Compensation Committee on Executive Compensation for further information regarding this committee and its operations.

         The Nominating Committee (currently composed of Messrs. Fishman and McMullen) is responsible for making recommendations to the full Board regarding candidates for election to the Board of Directors. However, the full Board of Directors has desired to be directly involved in the nomination process, and as a result the Nominating Committee did not meet during fiscal 2003. The full Board of Directors considered and nominated the candidates proposed for election as directors at the Annual Meeting.

         The Strategic Advisory Committee (currently composed of Messrs. Drapeau, Daniels and Sayre) identifies, evaluates and makes recommendations to the full Board regarding long-term strategies and potential new business opportunities for the Company. Information regarding this committee and its operations will be available in the near future on the Company's website, at http://www.mro.com.

         On January 21, 2004, the Board amended the Charters for the Audit and Compensation Committees, and adopted the Charter for the Nominating Committee, to reflect corporate governance rules and initiatives recently enacted or recommended by the SEC and Nasdaq. The Charters for the Audit and Compensation Committees are attached hereto as Appendices A and B, respectively; the Charter for the Nominating Committee is available on the Company's website, at http://www.mro.com.

         Executive Sessions of the Board

         The Board has formally adopted a policy of meeting in executive session, with only independent directors being present, on a regular basis and at least two times each year. In practice, and during fiscal 2003, the Board met in executive session on a quarterly basis.

         Code of Conduct

         The Board has approved and the Company has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees of the Company. This Code is available on the Company's website, at http://www.mro.com. The Audit Committee is responsible for reviewing and approving or rejecting all requested waivers to the Code, as such waiver(s) may apply to the Company's Chief Executive Officer, Executive Chairman, principal financial officer, principal accounting officer or controller, or persons performing similar functions; see Report of the Audit Committee, below.

         Qualifications of Candidates for Election to the Board

         Our Directors take a critical role in guiding the Company's strategic direction, and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the global software industry. Accordingly, the Board seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The Nominating Committee has established the following minimum requirements: being able to read and understand fundamental financial statements, having at least ten years of relevant business experience, having no identified conflicts of interest as a prospective director of the Company, having not been convicted in a criminal proceeding aside from traffic violations during the five years prior to the date of selection, and being willing to execute and comply with the Company's Code of Business Conduct and Ethics. The Nominating Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

         Process for Identifying and Evaluating Candidates for Election to the Board

         The Nominating Committee will review the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommend to the full Board the slate of Directors to be nominated for election at the annual meeting of stockholders. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the independence standards set forth in the Sarbanes-Oxley Act, SEC and Nasdaq Rules. In the case of new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Nominating Committee determines whether the candidate meets the independence standards set forth in the Sarbanes-Oxley Act, and SEC and Nasdaq Rules, and the level of the candidate's financial expertise. The candidate(s) will be interviewed by the Nominating Committee, and if approved, then by all other members of the Board. The full Board will approve the final nomination(s). The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

         Stockholder Nominations

         Stockholders may nominate Director candidates for consideration by the Nominating Committee by writing to Craig Newfield, General Counsel, MRO Software, Inc., 100 Crosby Drive, Bedford, MA 01730 and providing the candidate's name, biographical data and qualifications including age, five year employment history with employer names and a description of the employer's business, whether such individual can read and understand fundamental financial statements, other board memberships (if any), and such other information as reasonably available and sufficient to enable the Nominating Committee to evaluate the minimum qualifications stated above under Qualifications of Candidates for Election to the Board. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Written notice must be given at least 60 days prior to the date of the next annual meeting of stockholders, including such additional information as required under the Company's By-Laws. If a stockholder nominee is eligible, and if the nomination is proper, the Nomination Committee will then deliberate and make its recommendation to the Board of Directors.

         The Nominating Committee will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

         Communications with the Board

         Stockholders may communicate directly with the Board, or with any committee of the Board, by writing to Craig Newfield, General Counsel, MRO Software, Inc., 100 Crosby Drive, Bedford, MA 01730, by calling Mr. Newfield at +1 781-280-2042, or via e-mail at directors@mro.com. All communications will be reviewed by management and forwarded to the appropriate director(s),in their entirety.

REPORT OF THE AUDIT COMMITTEE

         The Board of Directors has appointed an Audit Committee consisting of Messrs. Stanzler, McMullen and Sayre. All members of the Audit Committee are "independent" as that term is currently used in the Marketplace Rules of The Nasdaq Stock Market ("Nasdaq") and as defined under Section 301 of the Sarbanes-Oxley Act and Rule 10A-3 adopted thereunder.

         Under the Sarbanes-Oxley Act, the Audit Committee is directly responsible for the selection, appointment, retention, compensation and oversight of the Company's independent accountants, including the pre-approval of both audit and non-audit services (including fees and other terms), and the resolution of disagreements between management and the auditors regarding financial reporting, accounting, internal controls, auditing or other matters.

         In carrying out its role, the Audit Committee (i) makes such examinations as are necessary to monitor the Company's financial reporting, its external audits and its process for compliance with laws and regulations, (ii) provides to the Board of Directors the results of its examinations and recommendations derived therefrom, (iii) proposes to the Board of Directors improvements in internal accounting controls, (iv) reviews the results and scope of the annual audit of the Company's financial statements conducted by the Company's independent accountants, (v) reviews the scope of other services provided by the Company's independent accountants, and (vi) provides to the Board of Directors such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

         The Audit Committee also maintains a telephone "hotline" by which it can directly receive, on an anonymous and confidential basis, complaints regarding accounting, internal accounting controls and other auditing matters, including any concerns regarding questionable accounting, auditing or other matters that the Company's employees, and non-employees, may have.

         The Audit Committee is responsible for reviewing all related party transactions for potential conflicts of interest and, for approving them. The Audit Committee is also responsible for reviewing and making determinations regarding any proposed waiver of the Company's Code of Business Conduct and Ethics as applicable to the Company's Chief Executive Officer, Executive Chairman, principal financial officer, principal accounting officer or controller, or persons performing similar functions. See Corporate Governance - Code of Conduct for detailed information.

         Management has the primary responsibility for the Company's financial statements and the reporting process, including the systems of internal controls and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Audit Committee monitors and reviews these processes, and reviews the Company's periodic reports and quarterly earning releases before they are filed with the SEC, but is not responsible for the preparation of the Company's financial statements.

         Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditors' independence. Our Board of Directors has determined that while none of the Audit Committee members is an "audit committee financial expert," as defined in the rules adopted by the SEC, at least one member of the Audit Committee is financially sophisticated as that term is currently used in the Nasdaq Rules. Our Board also concluded that ability of the Audit Committee to perform its duties would not be impaired by the absence of an "audit committee financial expert" if its members otherwise satisfied the Nasdaq standards.

         The Audit Committee is authorized to engage and determine funding for independent counsel and other advisors it determines necessary to carry out its duties.

         In fulfilling its oversight responsibilities, the Audit Committee discussed with representatives of PricewaterhouseCoopers LLP, the Company's independent auditors for fiscal 2003, the overall scope and plans for PricewaterhouseCoopers LLP's audit of the Company's financial statements for fiscal 2003. The Audit Committee met with PricewaterhouseCoopers LLP, with and without Company management present, to discuss whether any significant matters regarding internal controls over financial reporting had come to the auditors' attention during the conduct of the audit (no such matters had come to the auditors' attention), and the overall quality of the Company's financial reporting.

         Beginning in fiscal 2002 and continuing during fiscal 2003, the Chairman of the Audit Committee met with the Company's Chief Executive and Chief Financial Officers to discuss their review of the Company's disclosure controls and procedures and internal controls in connection with the filing of periodic reports with the SEC.

         The Audit Committee reviewed and discussed the Company's audited financial statements for fiscal 2003 with management and PricewaterhouseCoopers LLP. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61 "Communication's with Audit Committees," as amended, including a discussion of PricewaterhouseCoopers LLP's judgments as to the quality, not just the acceptability, of the Company's financial statements, changes in accounting policies, sensitive accounting estimates, accounting principles and such other matters as are required to be discussed with audit committees under generally accepted auditing standards.

         In addition, the Audit Committee received from and discussed with PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees" and discussed the disclosures with PricewaterhouseCoopers LLP, as well as other matters relevant to PricewaterhouseCoopers LLP's independence from management and the Company. The Audit Committee considered, among other things, whether the services PricewaterhouseCoopers LLP provided to the Company beyond their audit of the Company's financial statements was compatible with maintaining PricewaterhouseCoopers LLP's independence. The Audit Committee also considered the amount of fees PricewaterhouseCoopers LLP received for audit and non-audit services. See Proposal Three for detailed information regarding audit and non-audit fees.

         Based on the Audit Committee's reviews, meetings and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board directed, that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the SEC. The Audit Committee and the Board of Directors also have recommended that the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for fiscal 2004 be ratified. See Proposal Three for detailed information.

         The Audit Committee is governed by a written charter, adopted by the Board of Directors, a copy of which is included as Appendix A to this Proxy Statement. The Audit Committee has recently updated its charter as appropriate in light of SEC regulations and Nasdaq Rules implementing the Sarbanes-Oxley Act, see Corporate Governance above.

                               THE AUDIT COMMITTEE

                                     Alan L. Stanzler, Chairman
                                     John A. McMullen
                                     Stephen B. Sayre

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION

         During the first quarter of fiscal 2003, members of the Board of Directors who were not employees of the Company or any of its subsidiaries ("Non-Employee Directors") received a quarterly stipend of $7,500, with no additional fees being payable for attendance at Board or committee meetings. Non-Employee Directors were also reimbursed for out-of-pocket expenses incurred in the performance of their duties as directors of the Company. Directors who were employees of the Company were not paid any separate fees for serving as directors.

         Non-Employee Directors are eligible to receive stock options and other equity-based incentive awards under the 1999 Equity Plan in the same manner and to the same degree as all other eligible persons, as determined by the Board of Directors on a discretionary basis. Options granted to Non-Employee Directors are subject to acceleration of vesting under certain circumstances.

         At the request of the Board of Directors, during the first quarter of fiscal 2003 the Compensation Committee conducted a comprehensive review of the compensation of Non-

Employee Directors, consulted with independent experts in these matters, and reported its findings to the full Board. Based on this review and consultation, and in light of the increased responsibilities and potential exposures undertaken by Non-Employee Directors under the Sarbanes-Oxley Act and in general, and by committee members and committee chairmen in particular, the Board of Directors decided to increase the cash compensation of, and to issue a grant of restricted stock to, the Non-Employee Directors, as follows. Effective January 1, 2003, Non-Employee Directors receive a quarterly stipend of $10,000, plus a quarterly stipend of $2,500 for each active committee of which they are a member, except that the chairman of the Audit Committee receives a quarterly stipend of $7,500, and the chairman of the Compensation Committee receives a quarterly stipend of $6,250. No additional fees are payable for attendance at Board or committee meetings, and Non-Employee Directors will continue to be reimbursed for out-of-pocket expenses incurred in the performance of their duties as directors of the Company. In addition, on January 27, 2003 the Board approved a one-time grant to each Non-Employee Director of 6,250 shares of restricted stock under the terms of the 1999 Equity Plan, vesting on a quarterly basis over three years, with twelve equal installments vesting on the 15th day of the second month of each quarter, subject to 100% acceleration under certain circumstances. Finally, on May 26, 2003 the Compensation Committee approved the amendment of all outstanding stock options previously granted to Non-Employee Directors which would otherwise expire five years from the date of grant and which had an exercise price greater than fair market value, to have a term expiring on the tenth anniversary of the date of grant.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and the six other most highly paid executive officers of the Company (collectively, the "named executive officers") for services rendered in all capacities to the Company during fiscal 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                                                           Compensation
                                                         Annual Compensation                  Awards
                                               -----------------------------------------     Securities
                                       Fiscal                               Other Annual    Underlying         All Other
Name and Principal Position             Year    Salary($)(1)    Bonus($)    Compensation   Options(#)(2)   Compensation($)(3)
---------------------------             ----   -------------  ---------     ------------   -------------   -----------------
Norman E. Drapeau, Jr.                  2003    $   350,000   $262,406 (4)     -----         165,000            $3,000
     President and Chief                2002    $   350,000   $185,513 (5)     -----           -----            $2,750
     Executive Officer                  2001    $   343,750   $376,773 (6)     -----         150,000            $2,625

Robert L. Daniels                       2003    $   325,000   $ 50,413 (4)     -----           ----- (8)         -----
     Executive Chairman of the          2002    $   350,000   $141,763 (5)     -----           -----             -----
     Board                              2002    $   343,750   $376,773 (6)  $ 11,027 (7)       -----             -----


Peter J. Rice                           2003    $   241,250   $128,954 (4)     -----          55,000             -----
     Executive Vice President           2002    $   215,000   $ 91,166 (5)     -----           -----             -----
     Finance & Administration,          2001    $   211,250   $185,157 (6)     -----          50,000             -----
     Chief Financial Officer
     and Treasurer

Patricia C. Foye                        2003    $   215,000   $128,954 (4)     -----          33,000             -----
     Executive Vice President           2002    $   215,000   $ 91,166 (5)     -----           -----             -----
     Global Marketing and               2001    $    44,792   $ 31,100 (6)     -----                             -----
     Strategic Alliances

William J. Sawyer                       2003    $   215,000   $128,954 (4)     -----          33,000            $3,000
     Executive Vice President of        2002    $   215,000   $ 91,166 (5)     -----           -----            $2,750
     Operations                         2001    $   211,250   $185,157 (6)     -----          30,000            $2,625

Ted D. Williams                         2003    $   215,000   $128,954 (4)     -----          33,000            $3,000
     Executive Vice President           2002    $   215,000   $ 91,166 (5)     -----           -----            $2,750
     Worldwide Sales                    2001    $   211,250   $185,157 (6)     -----          30,000            $2,625

John W. Young                           2003    $   215,000   $128,954 (4)     -----          33,000            $3,000
     Executive Vice President           2002    $   215,000   $ 91,166 (5)     -----           -----            $2,750
     Products and Technology            2001    $   211,250   $185,157 (6)     -----          30,000            $2,625

-------------------------
(1) Salaries for the named executive officers during fiscal 2001 were increased at the end of the first quarter of fiscal 2001, and were continued at the same level through the balance of fiscal 2001 and all of fiscal 2002 and fiscal 2003, except that Mr. Rice's salary was increased effective January 1, 2003.

(2) Represents shares of Common Stock issuable upon exercise of stock options granted under the 1999 Equity Plan.

(3) The amounts reported represent contributions made by the Company pursuant to the Company's 401(k) Plan and Trust.

(4) Represents bonuses paid under the Company's 2002 Executive Bonus Plan (first quarter of fiscal 2003) and its 2003 Executive Bonus Plan (last three quarters of fiscal 2003).

(5)  Represents bonuses paid under the Company's 2002 Executive Bonus Plan.

(6)  Represents bonuses paid under the Company's 2001 Executive Bonus Plan.

(7)  Represents reimbursement of certain expenses.

(8) Does not include an option granted on November 21, 2003 to purchase 15,262 shares at an exercise price of $13.89 per share.

         Equity Compensation Plan Information. As of the end of fiscal 2003, all stock options and other equity-based incentives (including individual compensation arrangements) were authorized for issuance pursuant to compensation plans that were previously approved by the Company's stockholders (except as noted below).

                      EQUITY COMPENSATION PLAN INFORMATION

                                          Number of securities to be       Weighted-average       Number of securities remaining
                                          issued upon exercise of out-  exercise price of out-  available for future issuance under
                                               standing options,           standing options,    equity compensation plans (excluding
          Plan Category                       warrants and rights         warrants and rights    securities reflected in column (a))
          -------------                       -------------------         --------------------  ------------------------------------
Equity compensation plans approved by
security holders                                   4,303,277 (1)                 $18.22                      490,849 (2)

Equity compensation plans not
approved by security holders                          40,000                      -----                        -----

          Total ..................                 4,303,277                     $18.22                      490,849

-----------------------
(1) Does not include 25,000 shares of restricted stock that were previously issued under the 1999 Equity Plan.

(2) Includes up to 175,000 shares that may be issued in the form of restricted stock under the 1999 Equity Plan.

         Option Grants in Last Fiscal Year. The following table sets forth certain information regarding stock options granted during fiscal 2003 by the Company to the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                     Potential Realizable Value at
                                                                                                         Assumed Annual Rate of
                                                     Percent of Total                                Stock Price Appreciation for
                            Number of Securities    Options Granted to                                       Option Term (5)
                             Underlying Options     Employees in Fiscal  Exercise Price  Expiration          ---------------
        Name                   Granted (#) (1)          Year(%) (2)        ($/Sh) (3)     Date (4)      5%($)             10%($)
        ----                   ---------------          -----------        ----------     --------   ----------------------------
Norman E. Drapeau, Jr .            165,000                 15.4%             $11.73       01/27/13   $1,221,000        $3,087,150
Robert L. Daniels (6)                -----                -----               -----          -----        -----             -----
John W. Young                       33,000                  3.1%             $11.73       01/27/13   $  244,200        $  617,430
William J. Sawyer                   33,000                  3.1%             $11.73       01/27/13   $  244,200        $  617,430
Ted D. Williams                     33,000                  3.1%             $11.73       01/27/13   $  244,200        $  617,430
Peter J. Rice                       55,000                  5.1%             $11.73       01/27/13   $  407,000        $1,029,050
Patricia J. Foye                    33,000                  3.1%             $11.73       01/27/13   $  244,200        $  617,430

-----------------------
(1) Represents shares of Common Stock issuable upon exercise of incentive stock options granted under the Company's 1999 Equity Plan. All such options vest over four years, first becoming exercisable as to 25% of the shares covered on the first anniversary of the date of grant, and as to a further 2.08% each month thereafter, subject to acceleration in certain circumstances.

(2) In fiscal 2003, the Company granted to employees options to purchase an aggregate of 1,073,500 shares of Common Stock, pursuant to the 1999 Equity Plan.

(3) All options were granted at exercise prices not less than the fair market value of the Common Stock on the date of grant.

(4)  All such options expire ten years after the date of grant.

(5) Potential realizable value means the value of the shares of Common Stock underlying the option, at the specified assumed annual rates of stock price appreciation, compounded over the option term (10 years). Actual gains, if any, realized on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values reflected in this table will be realized.

(6) Does not include an option granted on November 21, 2003 to purchase 15,262 shares, representing 1.42% of the aggregate options granted in fiscal 2003, having an exercise price of $13.89 per share, expiring on November 21, 2013, and having potential realizable value over its term of $133,390 (assuming 5% growth), and $338,053 (assuming 10% growth).

         Option Exercises and Fiscal Year-End Values. The following table sets forth certain information concerning stock options exercised during fiscal 2003 and stock options held as of September 30, 2003 by each of the named executive officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                           Number of Unexercised                 Value of Unexercised
                             Shares                              Options at                      In-The-Money Options
                            Acquired                           Fiscal Year-End               at Fiscal Year End ($) (1)
                               On          Value               ---------------               --------------------------
        Name              Exercise (#)  Realized ($)  Exercisable (#)  Unexercisable (#)  Exercisable ($)  Unexercisable ($)
        ----              ------------  ------------  ---------------  -----------------  ---------------  -----------------
Norman E. Drapeau, Jr.        -----         -----         488,248           271,250         $1,308,833         $ 606,488
Robert L. Daniels             -----         -----           -----             -----              -----             -----
Peter J. Rice                 -----         -----         107,750            99,250         $  160,938         $ 202,163
Patricia C. Foye              -----         -----          40,624            67,376              -----         $  63,360
William J. Sawyer             -----         -----         125,000            58,000         $  346,000         $ 121,298
Ted D. Williams               -----         -----          77,500            58,000         $  176,844         $ 121,298
John W. Young                 -----         -----          98,748            59,250         $  218,366         $ 121,298

-----------------------
(1) Value is based on the last sale price of the Common Stock on September 30, 2003, as reported by Nasdaq ($13.65 per share), less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

         Stock Option Repricings. The following table sets forth all stock option repricings during fiscal 2003 and during the Company's last ten (10) fiscal years relating to the executive officers listed in the Summary Compensation Table.

                           TEN YEAR OPTION REPRICINGS

                                                  Number of      Number of                                               Length of
                                                  Securities     Securities                                              Original
                                                  Underlying     Underlying     Exercise                                Option Term
                                                   Options        Options       Price At    Market Price     New         Remaining
                                       Date of     Prior to        After        Time of     At Time Of     Exercise     At Date of
             Name                     Repricing  Repricing (1)   Repricing   Repricing ($)  Repricing ($)  Price ($)   Repricing (2)
             ----                     ---------  -------------   ---------   -------------  -------------  ---------   -------------
Norman E. Drapeau, Jr.                 7/31/97       15,846         7,922        16.50        10.5625       10.5625       9 Years
     President and Chief               7/31/97       84,154        42,076        16.50        10.5625       10.5625       9 Years
     Executive Officer

Peter J. Rice                               --           --            --           --             --            --            --
     Executive Vice President-
     Finance & Administration,
     Chief Financial Officer and
     Treasurer

Patricia C. Foye                            --           --            --           --             --            --            --
     Executive Vice President-
     Global Marketing and
     Strategic Alliances

William J. Sawyer                           --           --            --           --             --            --            --
     Executive Vice President-
     Operations

John W. Young                          7/31/97       19,446         9,722        16.50        10.5625       10.5625       9 Years
     Executive Vice President,         7/31/97       20,554        10,276        16.50        10.5625       10.5625       9 Years
     Products and Technology

Robert L. Daniels                          --        --            --         --             --            --          --
     Executive Chairman of the
     Board

Ted D. Williams                       7/31/97    20,000        10,000      16.50        10.5625       10.5625     9 Years
     Executive Vice President -
     Worldwide Sales

------------------------
(1) All share numbers in this Proxy Statement have been adjusted to reflect the Company's two-for-one stock split effected by means of a stock dividend on December 15, 1999.

(2)  All options expire August 14, 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         John A. McMullen and Richard P. Fishman served on the Compensation Committee during fiscal 2003. Neither of them, nor any executive officer of the Company, has any relationship requiring disclosure by the Company pursuant to item 402(j) of Regulation S-K promulgated by the SEC.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee established by the Board of Directors is composed of two independent directors within the meaning of the Nasdaq Rules, currently Mr. Fishman and Mr. McMullen. The Compensation Committee has general responsibility for the Company's executive compensation policies and practices, including making specific recommendations to the Board concerning compensation for the Company's executive officers. During the first quarter of fiscal 2003, in connection with its evaluation and structuring of the Company's executive compensation program, the Compensation Committee consulted with independent experts in such matters. The following report is made by Messrs. Fishman and McMullen, and summarizes the Company's executive officer compensation policies for fiscal 2003.

         Compensation Objectives

         The Company's executive compensation programs are generally designed to relate a substantial part of executive compensation to attainment of the Company's internal goals for financial performance and corresponding increases in stockholder value. Decisions concerning executive compensation are guided by the following underlying principles:

         - to establish incentives which will link executive officer compensation to the Company's financial performance and will motivate executives to attain the Company's quarterly and annual financial targets; and

         - to provide a total compensation package that is competitive within the software industry and which will assist the Company in attracting and retaining executives who will contribute to the long-term financial success of the Company.

         The SEC requires that this Report comment upon the Compensation Committee's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Tax Code"), which limits the Company's tax deduction with regard to compensation in excess of $1 million paid to the chief executive officer and the four most highly compensated officers (other than the chief executive officer) at the end of any fiscal year unless the compensation qualifies as "performance-based compensation." The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to cause compensation to be deductible by the Company while simultaneously providing executive officers of the Company with appropriate rewards for their performance.

         Executive Compensation Programs

         The Company's executive compensation package consists of three principal components: (1) salary; (2) cash bonuses tied to quarterly and annual revenue and earnings; and (3) where appropriate to provide longer-term incentive to executive officers, equity-based incentives such as stock options and restricted stock. The Company's executive officers are also eligible to participate in other employee benefit plans, including health and life insurance plans, a 401(k) retirement plan and the Stock Purchase Plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these plans.

         Salaries.

         Executive officers' salaries for fiscal 2003 were maintained at the same levels as such salaries for the previous fiscal year (see Summary Compensation Table), in light of the sluggish economy and consistent with the Company's overall cost control initiatives, with the exception of the salaries paid to Messrs. Rice and Newfield, which were increased in order to remain competitive within the software industry.

         Cash Bonuses.

         As noted above, the Company's executive officer compensation policy emphasizes bonuses and stock options, which align the interests of management with the stockholders' interest in the financial performance of the Company for fiscal quarters, the fiscal year and the longer term. Consistent with this approach, in fiscal 2003, 90% of potential cash bonuses for executives was tied to the Company's performance.

         In fiscal 2003, the Company maintained an Executive Bonus Plan (the "2003 Executive Bonus Plan") intended by the Compensation Committee to align the interests of its participants with those of the stockholders and provide additional incentive to executives to enhance Company performance. The participants in the 2003 Executive Bonus Plan were Ms. Foye and Messrs. Drapeau, Young, Sawyer, Williams, Rice, Newfield, and (for the first quarter of fiscal 2003 only) Mr. Daniels.

         Under the 2003 Executive Bonus Plan a participant's bonus was determined* as follows:

         - Quarterly Performance. Forty (40%) percent of the total bonus was measured and paid quarterly, based on the Company's quarterly revenue and earnings-per-share ("EPS") performance. Payment for revenue performance started at 97.5% of goal attainment, and payment for EPS performance occurred at 100% of goal attainment; no incremental bonus above the targeted amount was payable for over-achievement of quarterly goals.

         - Annual Performance. Fifty (50%) percent of the total bonus was based on the Company's annual revenue and EPS performance, with payment for revenue performance starting at 93% of goal attainment, and payment for EPS performance starting at 85.7% of goal attainment. No annual bonus was payable unless 85.7% of the EPS goal was achieved. In the event that the annual goals were exceeded, payment would be made over and above the 50% target, not to exceed 60% of the total bonus amount targeted under the plan.

         - Stock Ownership. Ten (10%) percent of the bonus was payable if the participant owned stock at the end of the fiscal year having market value equal to or greater than 10% of his or her on target annual bonus. In order for this bonus to be paid, the annual targets for revenues and earnings-per-share must have been achieved.

         During fiscal 2003, the Company's quarterly revenues and EPS met or exceeded 97.5% of the revenue goals for two quarters, and 100% of the EPS goals for two quarters, as established under the plan. The Company's annual revenues and EPS exceeded 93% of the annual revenue target, and 85.7% of the annual EPS target, as established under the plan. The Company's annual revenues and EPS did not meet 100% of the annual targets, and therefore no amounts were paid with respect to the stock ownership component of the plan. As a result, the Company paid $1,016,705 in bonuses to its eight executive officers under the 2003 Executive Bonus Plan.

         Equity Incentives.

         Having consulted with independent experts in these matters, the Compensation Committee believes that stock options and restricted stock with future vesting dates provide significant incentives to executive officers to continue their employment with the Company and create long term value for its stockholders, and intends to include stock options or other equity incentives as part of the executive compensation package. In fiscal 2002, the Company did not grant any stock options to its executive officers. In fiscal 2003 the Company granted stock options to its executive officers to purchase such number of shares as equaled 110% of the shares covered by options granted during fiscal 2001. See Option Grants in Last Fiscal Year above.

         Chief Executive Officer and Executive Chairman Compensation

-----------------------
* Because the 2003 Executive Bonus Plan was not adopted until the end of the first quarter of fiscal 2003, the executive officers were paid bonuses for the first quarter of 2003 under the program in effect in fiscal 2002, as described in the proxy statement for the annual meeting held on March 4, 2003. However, the bonuses paid were not materially different from the amounts which would have been paid if the 2003 Executive Bonus Plan had been in effect at the start of fiscal 2003.

         Consistent with the overall executive officer compensation policy, the Company's approach to the Chief Executive Officer's compensation package in fiscal 2003 was to be competitive with other successful companies in the software industry and to tie a substantial portion of the Chief Executive's total compensation to Company performance. The Compensation Committee believes that this approach provides meaningful and effective incentives to the Chief Executive Officer to achieve the Company's performance goals and enhance stockholder value. The Chief Executive Officer's salary was designed to give him assurance of a base level of compensation commensurate with his position and duration of employment with the Company, and to be competitive with salaries for officers holding comparable positions in the software industry. The Chief Executive Officer participated in the 2003 Executive Bonus Plan, and his bonus for fiscal 2003 was based on the factors and criteria discussed above.

         During the first quarter of fiscal 2003, the Compensation Committee, in consultation with independent experts on such matters, evaluated the roles and responsibilities of the Executive Chairman, and established a compensation package appropriate to his duties. The Executive Chairman's salary was established at a level commensurate with his position and duration of employment with the Company. The Executive Chairman participated in the Executive Bonus Plan for the first quarter of fiscal 2003 and received a cash bonus of $50,413 for that quarter. For the remainder of fiscal 2003, the Executive Chairman was eligible for a bonus, capped at the amount of the cash bonus actually earned by the Chief Executive Officer with respect to such period, payable in the form of stock options granted under the 1999 Equity Plan with an exercise price equal to fair market value on the date of grant. The Executive Chairman's bonus was based upon (i) the Company's achievement of its revenue and EPS targets for the year, and (ii) the Executive Chairman's performance (A) as Chairman of the Board, (B) as Chairman of the Company's Strategic Advisory Committee, and (C) representing the Company upon request of the Chief Executive Officer. As a result, the Executive Chairman was granted an option to purchase 15,262 shares of Company stock.

         Mr. Drapeau was Chief Executive Officer and Mr. Daniels was Executive Chairman of the Company during fiscal 2003.

                                      THE COMPENSATION COMMITTEE

                                               Richard P. Fishman, Chairman
                                               John A. McMullen

PERFORMANCE GRAPH

         The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Composite Index for U.S. Companies, and a published industry index, the Nasdaq Computer & Data Processing Index. The cumulative stockholder returns for shares of the Company's Common Stock and for the market and industry indices are calculated through September 30, 2003 (the last trading day of fiscal 2003), assuming $100 was invested on September 30, 1999 (the last trading day preceding the Company's 2000 fiscal year). The Company paid no cash dividends during the periods shown. The performance of the market and industry indices is shown on a total return (dividends reinvested) basis.

                  COMPARISON OF FIVE-YEAR CUMULATIVE RETURN (1)
    AMONG MRO SOFTWARE, INC., THE NASDAQ STOCK MARKET (U.S.) COMPOSITE INDEX
                 AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

[PERFORMANCE GRAPH]

                                      9/30/1999   9/29/2000   9/28/2001   9/30/2002  9/30/2003
MRO SOFTWARE, INC.                       100          58         38          33          51
NASDAQ COMPUTER AND DATA PROCESSING      100         126         45          35          53
NASDAQ COMPOSITE                         100         133         54          43          65

--------------------

(1) $100 invested on 9/30/99 in stock or index - including reinvestment of dividends.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of January 26, 2004 by (i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each director of the Company, (iii) each named executive officer, (iv) each nominee as a director of the Company, and (v) all executive officers and directors of the Company as a group:

                                                                   Shares Beneficially
                                                                        Owned (1)
                                                                        --------
                           Name                                    Number       Percent
                           ----                                    ------       -------
Robert L. Daniels (2)....................................         4,099,513      16.6%
  100 Crosby Drive
  Bedford, MA 01730

Columbia Wanger Asset Management, L.P. (3)...............         3,320,300      13.4%
  227 West Monroe Street, Suite 3000
  Chicago, IL 60606-5016

Kopp Investment Advisors, Inc. (3).......................         2,306,839       9.3%
  7701 France Avenue South, Suite 500
  Edina, MN 55435

Westport Asset Management, Inc. (3)(4) ..................         1,370,700       5.5%
  253 Riverside Avenue
  Westport, CT 06880

Norman E. Drapeau, Jr. (5)...............................           575,122       2.3%

William J. Sawyer (6)....................................           148,213       0.6%

Peter J. Rice (5)........................................           130,041       0.5%

John W. Young (5)........................................           119,622       0.5%

Ted D. Williams (7)......................................            77,825         *

Patricia C. Foye (8).....................................            60,905         *

Alan L. Stanzler (9).....................................           102,000         *

Stephen B. Sayre (10)....................................            75,500         *

Richard P. Fishman (11)..................................            71,050         *

John A. McMullen (12) ...................................            59,340         *

All directors and executive officers as a group..........         5,579,109      21.4%
  (12 persons)(2)(5)(6)(7)(8)(9)(10)(11)(12)(13)

-------------------------
* Less than one percent.

(1) The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) Includes 1,001,758 shares owned by Susan H. Daniels, over which Robert L. Daniels has voting control pursuant to a Shareholders' Agreement dated as of August 1, 2001 (the "Voting Agreement"). Robert and Susan Daniels are divorced. Mr. Daniels also directly owns 3,000,255 shares apart from the Voting Agreement. Excludes shares owned by Mr.

     Daniels' three adult children; each of Robert L. Daniels and Susan H. Daniels disclaims beneficial ownership of these shares. Includes 19,800 shares held by Mr. Daniels as custodian for the benefit of three minor children, and includes 77,700 shares held by Anja Eckbo-Daniels, Robert L. Daniels' spouse; Mr. Daniels disclaims beneficial ownership of these shares.

(3) This information is as of September 30, 2003 and is based upon information obtained through Nasdaq.

(4)  Includes 577,700 shares held by Westport Advisors LLC.

(5) Represents shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(6) Includes 144,624 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(7) Includes 77,126 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(8) Includes 59,623 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(9) Includes 76,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(10) Includes 63,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(11) Includes 51,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(12) Includes 51,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(13) Includes 57,124 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table, held by executives who are not named executive officers.

CHANGE-IN-CONTROL ARRANGEMENTS

         Under a plan adopted by the Company's Board of Directors, each of the Company's executive officers will receive a payment equal to (i) such officer's base salary for the current year plus (ii) one times the average of the officer's bonuses for the three most recent years in the event that such officer is terminated or terminates his employment for Good Reason in connection with a change-in-control. Good Reason for termination by an executive of his employment will exist if (i) within two years after the change-in-control the Company, or any successor entity then employing the executive, materially diminishes the responsibilities and authority of the executive or materially reduces the rate of compensation of the executive (including by way of determining the eligibility of such executive to earn bonus or incentive compensation), in either case compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such change-in-control and (ii) within 30 days following such diminution or reduction the executive resigns from his employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Marc Daniels, 30, has been employed by the Company since 1999 in various capacities, and is currently a Senior Product Manager with compensation at market rates, in excess of $60,000 per year. Marc Daniels is Robert L. Daniels' son.

                                  PROPOSAL TWO

            INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
                           UNDER THE 1999 EQUITY PLAN

SUMMARY OF THE 1999 EQUITY INCENTIVE PLAN

         The Board of Directors adopted the 1999 Equity Plan and the stockholders approved it in March 1999. An amendment and restatement of the 1999 Equity Plan was adopted by the Board of Directors in March 1999 and approved by the Company's stockholders in April 2000. An amendment of the 1999 Equity Plan to increase the number of shares of Common Stock issuable thereunder was adopted by the Board of Directors in November 2000, and approved by the Company's stockholders in March 2001. An amendment of the 1999 Equity Plan to change the arrangement under which stock awards are granted to Non-Employee Directors was adopted by the Board of Directors in January 2002, and approved by the Company's stockholders in March 2002. On January 23, 2004 the Board of Directors approved amendments to the 1999 Equity Plan to increase the number of shares of Common Stock issuable thereunder by an additional 1,200,000 shares, of which not more than 500,000 shares may be subject to "full value" Stock Awards, meaning Stock Awards other than Stock Options or Stock Appreciation Rights ("SARs"). Stockholder approval of these amendments to the 1999 Equity Plan is required under the Tax Code and the Nasdaq Rules. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the amendments to the 1999 Equity Plan. Set forth below is a summary description of the 1999 Equity Plan, which includes a summary of the amendments to the 1999 Equity Plan adopted in January 2004.

         General Information; Number of Shares Issuable. The 1999 Equity Plan authorizes the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Tax Code, (ii) options that do not so qualify ("Nonstatutory Stock Options", and together with Incentive Options, "Options"), (iii) stock bonuses, the terms and conditions of which are determined by the Committee (as defined below), (iv) rights to purchase restricted stock, the terms and conditions of which are determined by the Committee (v) rights to receive cash payments based on or measured by appreciation in the market price of the Common Stock ("Stock Appreciation Rights" or "SARs") and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Committee may determine (together with Incentive Options, Nonstatutory Stock Options, stock bonuses, restricted stock and SARs, "Stock Awards"). Prior to the January 2004 amendments, up to 4,050,000 shares of Common Stock (subject to adjustment upon certain changes in the capitalization of the Company) were issuable in total pursuant to Stock Awards granted under the 1999 Equity Incentive Plan.

         The last sales price of the Common Stock on January 23, 2004, as reported by Nasdaq, was $17.46. Accordingly, the market value of the 4,050,000 shares authorized for issuance under the amended 1999 Equity Plan as of January 23, 2004 was $70,713,000.

         Amendment to be Approved. The Board of Directors voted on January 23, 2004 to increase the number of shares of Common Stock that may be issued under the 1999 Equity Plan by an additional 1,200,000 shares, subject to approval of the Company's stockholders, of which not more than 500,000 shares may be subject to "full value" Stock Awards, meaning Stock Awards other than

Stock Options or SARs. If this amendment is approved by stockholders, the total number of shares authorized for issuance under the 1999 Equity Plan would be increased to 5,250,000 shares, and the total number of shares which may be subject to Stock Bonus or restricted stock purchase Awards under the 1999 Equity Plan would be increased to 700,000 shares. Upon approval of the proposed amendment by the Company's stockholders, the Company may issue Stock Awards to its employees, including its executive officers, but the Company has not decided to issue any Stock Awards, or determined the nature or amounts of such awards, if any. The Company has no current plans for the ratification of grants for which insufficient shares were available when the grants were originally made.

         Administration of the 1999 Equity Plan. The 1999 Equity Plan is administered by a committee (the "Committee") of the Board of Directors consisting of at least two (2) members who qualify as "Non-Employee Directors" under Section 16b-3 of the Exchange Act and as "outside directors" under Section 162(m) of the Tax Code. Currently the Company's Compensation Committee is acting as the Committee. The Committee selects the individuals to whom Stock Awards are granted and determines the terms of each Stock Award, subject to the provisions of the 1999 Equity Plan. Stock Awards may be granted under the 1999 Equity Plan to officers, directors, employees and consultants. As of January 26, 2004, four directors (excluding Messrs. Drapeau and Daniels, who are also employees of the Company), eight executive officers and approximately 882 non-officer employees were eligible to participate in the 1999 Equity Plan.

         Incentive Options and Nonstatutory Stock Options. Awards of Options under the 1999 Equity Plan may be made until March 4, 2009. No Incentive Options may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "greater-than-ten-percent-stockholder")). The exercise price of Incentive Options granted under the 1999 Equity Plan must be at least equal to the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed one hundred thousand dollars ($100,000). Incentive Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee.

         The exercise price for Nonstatutory Stock Options will be set by the Committee at the time of grant, but shall be not less than eighty five (85%) percent of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted. A Nonstatutory Stock Option may be transferable to the extent permitted under the option agreement governing such Nonstatutory Stock Option. No Nonstatutory Stock Options may extend for more than ten years from the date of grant.

         Options held by employees generally expire (i) three months after termination of the optionee's employment with the Company for any reason other than death or disability or (ii) one year following the optionee's termination of employment with the Company by reason of death or disability. In all other cases, the Committee has the discretion to establish the expiration date. Payment of the exercise price of the shares subject to the Option may be made
(i) in cash at the time the Option is exercised or (ii) at the discretion of the Committee, either at the time of grant or exercise of the Option (a) by delivery to the Company of shares of Common Stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred or (c) in any other form of legal consideration that may be acceptable to the Committee on terms determined by the Committee.

         At the discretion of the Committee, Options may include a so-called "reload" feature pursuant to which an optionee exercising an Option by the delivery of a number of shares of Common Stock would automatically be granted an additional Option (with an exercise price equal to the fair market value of the Common Stock on the date the additional Option is granted, with the same expiration date as the original option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.

         Limitations on Option Re-Pricing. Under the 1999 Equity Plan, the Board of Directors or the Committee has the authority to effect the repricing of outstanding Options and/or Stock Appreciation Rights, or to cancel Options and/or Stock Appreciation Rights and grant in substitution new Options and/or Stock Appreciation Rights covering the same or different numbers of shares of Company Common Stock. However, the Company's Board of Directors has amended the 1999 Equity Plan to provide that the Company shall obtain stockholder approval of any such repricing (or cancellation and substitute grant), as provided under the Marketplace Rules of The Nasdaq Stock Market.

         Stock Awards for Non-Employee Directors. Under the 1999 Equity Plan, the Company's Non-Employee Directors are eligible to receive Stock Awards in the same manner and to the same degree as all other eligible persons, as determined by the Board of Directors on a discretionary basis. All options granted to Non-Employee Directors expire ten years from the date of grant.

         Stock Bonuses. Each Stock Bonus will be in such form and will contain such terms and conditions as the Committee shall deem appropriate. A Stock Bonus may, in the discretion of the Committee, be granted in consideration for past services actually rendered to the Company for its benefit. Except as otherwise provided elsewhere in the 1999 Equity Plan, no rights under a Stock Bonus agreement shall be assignable by any participant under the 1999 Equity Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person.

         Restricted Stock. Employees and consultants may be granted the right to purchase restricted stock from the Company under the 1999 Equity Plan. Any restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Except as otherwise provided in the 1999 Equity Plan, no rights under a restricted stock purchase agreement shall be assignable by any participant under the 1999 Equity Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The purchase price of stock acquired pursuant to a restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion on terms determined by the Committee. Shares of Common Stock sold or awarded under the 1999 Equity Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

         Limitations on Stock Bonuses and Restricted Stock Purchases. Under the 1999 Equity Plan, no more than two hundred thousand (200,000) shares of Company Common Stock may be subject to Stock Bonuses or restricted stock purchase rights. To date, Stock Awards covering twenty five (25,000) thousand shares of restricted stock have been granted, leaving one hundred and seventy five (175,000) thousand shares currently available for grant in the form of Stock Bonuses or restricted stock purchase rights. Under the amendments to the 1999 Equity Plan approved by the Board of Directors in January 2004, if approved by stockholders, the 1999 Plan would be amended to increase the number of shares that may be subject to "full value" Stock Awards, meaning Stock Awards other than Stock Options or SARs, by an additional 500,000 shares. If such amendment is approved, a total of 700,000 shares would be authorized in the form of Stock Bonuses or restricted stock purchase Awards, of which 25,000 shares have been granted, leaving 675,000 shares available for issuance in such form.

         Stock Appreciation Rights. Each Stock Appreciation Right shall entitle the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of the Company's Common Stock. Three types of Stock Appreciation Rights are authorized for issuance under the Plan:

         Tandem Stock Appreciation Rights. Tandem Rights may be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the fair market value (on the date of Option surrender) of vested shares of Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall generally be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they must satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Tax Code.

         Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (A) the aggregate fair market value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares. Concurrent Rights may be tied to any or all of the shares of Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the 1999 Equity Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

         Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of (A) the aggregate fair market value (at date of exercise) of a number of shares of Common Stock equal to the number of vested share equivalents exercised at such time over (B) the aggregate fair market value of such number of shares of Common Stock at the date of grant. Independent Rights will generally be subject to the same terms and conditions applicable to Nonstatutory Stock Options. They will be denominated in share equivalents.

         Change In Control. The 1999 Equity Plan provides for accelerated vesting in the event the Company undergoes a Change in Control (as defined below). Upon and following the occurrence of a Change of Control, the time for exercise of each unvested installment of any then outstanding Option or Stock Appreciation Right will be accelerated, so that:

         (i) immediately upon such Change of Control, if the holder is then an employee or consultant of the Company twenty-five percent (25%) of any such unvested installment shall be exercisable;

         (ii) on the date that is nine months after such Change in Control, if the holder is then an employee or consultant of the Company one-third (33 1/3%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of the 1999 Equity Plan's change in control provisions shall become exercisable;

         (iii) on the date that is eighteen months after such Change in Control, if the holder is then an employee or consultant of the Company fifty percent (50%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or the 1999 Equity Plan's change in control provisions shall become exercisable; and

         (iv) on the second anniversary of such Change in Control, if the holder is then an employee or consultant of the Company any remaining installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or the 1999 Equity Plan's change in control provisions shall become exercisable.

         The foregoing clauses (i) through (iv) provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Option or Stock Appreciation Right outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Option or Stock Appreciation Right shall continue to vest in accordance with its original terms.

         Upon the occurrence of a Change of Control, the restrictions and conditions contained in any Stock Bonus or restricted stock purchase agreement under the 1999 Equity Plan shall automatically be appropriately modified so that under its terms additional shares of Common Stock vest in a manner essentially equivalent to the additional vesting described above for Options and Stock Appreciation Rights. The determination of the Committee as to such modifications will be final, binding and conclusive.

         If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the 1999 Equity Plan, then in such event either:

         (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option will be entitled, upon exercise of such Option, to receive, in lieu of the shares of Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised; or

         (ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired Options or Stock Appreciation Rights so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated Options or Stock Appreciation Rights shall be exercisable in full.

         If, within two years following a Change in Control, the employment of any optionee who immediately prior to such Change in Control was employed by the Company as an officer within the meaning of Section 16 of the Exchange Act (each such optionee being hereafter referred to as a "Designated Executive") is terminated by the Company other than for cause, or is terminated by the Designated Executive for Good Reason (as defined below), then in such event all unvested Options Stock Appreciation Rights, Stock Bonuses and other Stock Awards held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. "Good Reason" for termination by a Designated Executive of his employment will be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, materially diminishes the responsibilities and authority of the Designated Executive or materially reduces the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive resigns from his employment by the Company or such successor entity.

         If, within two years following a Change in Control, a Non-Employee Director is terminated or resigns from the Board of Directors for Good Reason, then in such event all unvested Options held by such Non-Employee Director at the date of such resignation shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for resignation by a Non-Employee Director shall be deemed to have existed only if
(i) within two years after a Change in Control, the Company, or any successor entity, shall materially diminish the responsibilities and authority of the Non-Employee Director or shall materially reduce the rate of compensation of the Non-Employee Director, in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Non-Employee Director shall resign from his position as a Director.

         Under the 1999 Equity Plan, "Change in Control" means the occurrence of any one of the following events:

         (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

         (b) persons who constitute the Company's Board immediately prior to any tender offer, proxy contest, consent solicitation, business combination, merger or similar transaction cease to constitute at least a majority of the Board as a result of such tender offer, proxy contest, merger or similar transaction; or

         (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

         (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         Authority to Amend the 1999 Equity Plan. The Board may amend the 1999 Equity Plan at any time, provided that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the 1999 Equity Plan to satisfy the requirements of Section 422 of the Tax Code, Section 16b-3 of the Securities Act of 1933, as amended, and the listing or eligibility for quotation requirements of the Nasdaq or any similar organization or of any national securities exchange upon which shares of the Company's Common Stock are listed or eligible for trading. The Board of Directors may terminate or suspend the 1999 Equity Plan at any time. Unless sooner terminated, the 1999 Equity Plan shall terminate on March 4, 2009

         Awards Granted to Date Under the 1999 Equity Plan. Norman E. Drapeau, Jr., the Company's President and Chief Executive Officer, has received options to purchase 515,000 shares under the 1999 Equity Plan. Robert L. Daniels, Executive Chairman of the Board, has received options to purchase 15,262 shares under the 1999 Equity Plan. Peter J. Rice, the Company's Executive Vice President - Finance & Administration, Chief Financial Officer and Treasurer has received options to purchase 207,000 shares under the 1999 Equity Plan. John W. Young, the Company's Executive Vice President - Products and Technology, has received options to purchase 123,000 shares under the 1999 Equity Plan. William
J. Sawyer, the Company's Executive Vice President - Operations, has received options to purchase 118,000 shares under the 1999 Equity Plan. Ted D. Williams, the Company's Executive Vice President - Worldwide Sales, has received options to purchase 118,000 shares under the 1999 Equity Plan. Patricia C. Foye, the Company's Executive Vice President - Global Marketing & Strategic Alliances, has received options to purchase 108,000 shares under the 1999 Equity Plan. Craig Newfield, the Company's Vice President, General Counsel and Clerk, has received options to purchase 113,000 shares under the 1999 Equity Plan. All current executive officers of the Company as a group have received options to purchase 1,317,262 shares under the 1999 Equity Plan. The current Directors who are not also executive officers have received a total of 25,000 shares of restricted stock and options to purchase 255,000 shares under the 1999 Equity Plan. Employees of the Company who are not executive officers have received options to purchase 2,616,750 shares under the 1999 Equity Plan. At January 12, 2004, 3,398,568 shares were subject to outstanding options granted under the 1999 Equity Plan, and 512,753 shares remained available for future grants. As of January 12, 2004, option prices and expiration dates for outstanding options granted under the 1999 Equity Plan ranged from $7.53 to $85.00 per share and from December 22, 2009 to November 3, 2013, respectively.

NEW PLAN BENEFITS

         The adoption of the proposed amendments to the 1999 Equity Plan will not result in any new benefits to (i) any of the executive officers, (ii) the current executive officers, as a group, or (iii) employees who are not executive officers, as a group. Upon approval of the proposed amendment by the Company's stockholders, the Company may issue Stock Awards to its employees, including its executive officers, but the Company has not decided to issue such awards, or determined the nature or amounts of such awards, if any. The Company is unable to determine the dollar value and number of any additional plan benefits which will be received by or allocated to the current directors who are not executive officers, as a group, including nominees for election as a director, because Stock Awards are granted to Non-Employee Directors on a discretionary basis.

         Federal Income Tax Information with Respect to the 1999 Equity Plan. The grantee of a Nonstatutory Stock Option ordinarily recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonstatutory Stock Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Corporation may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonstatutory Stock Option.

         The grantee of an Incentive Stock Option recognizes no income for federal income tax purposes on the grant thereof. Except as described below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Stock Option is made by the option holder within two years from the date of the grant of the Incentive Stock Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Stock Option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Stock Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year. In connection with the sale of the shares covered by Incentive Options, the Corporation is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an Incentive Stock Option within two years after the date of the granting of the Incentive Stock Option or one year after the exercise of the Incentive Option), subject to certain limitations on the deductibility of compensation paid to executives.

         Full Text of the 1999 Equity Plan. The full text of the 1999 Equity Plan, as amended, is attached as Appendix C.

         Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the approval of the amendment to the 1999 Equity Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE AMENDED AND RESTATED 1999 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 1,200,000 SHARES.

                                 PROPOSAL THREE

                      RATIFICATION OF SELECTION OF AUDITORS

         PricewaterhouseCoopers LLP currently serves as the Company's independent auditors, and that firm conducted the audit of the Company's financial statements for fiscal year 2003. The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as independent auditors to conduct an audit of the Company's consolidated financial statements for fiscal year 2004.

         Appointment of the Company's independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Audit Committee has recommended that the Board of Directors submit this matter to the stockholders as a matter of good corporate practice, which the Board of Directors is doing.

         If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another without re-submitting the matter to the Company's stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

         AUDIT FEES. The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the years ended September 30, 2002 and September 30, 2003, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods:

                                     Fiscal 2002             Fiscal 2003
                                     -----------             -----------
Audit Fees: (1)                       $301,199                $319,621
Audit related fees: (2)               $ 76,306                $ 15,000
Tax fees: (3)                         $ 85,134                $224,369
All other fees: (4)                   $ 15,274                $  1,900
                                      --------                --------
Totals:                               $477,913                $560,890
                                      ========                ========

-------------
(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2) Audit related fees consisted principally of assurance related services such as employee benefit plan audits, due diligence related to mergers and acquisitions and financial accounting consultations.

(3) Tax fees consisted principally of assistance with matters related to tax compliance and reporting, including tax return preparation, refund claims and tax planning.

(4) All other fees include financial systems implementation and design services.

         Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions from stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2003, and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2003, or representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten percent stockholders were fulfilled in a timely manner.

                                  SOLICITATION

         Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, directors, officers and certain employees of the Company may in certain instances, make special solicitation of proxies personally or by telephone, without extra compensation; it is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals for inclusion in the proxy materials related to the 2005 Annual Meeting of Stockholders or Special Meeting in lieu thereof must be received by the Company at its Executive Offices no later than September 30, 2004 or, if the date of such meeting is more than 30 calendar days before or after March 9, 2004, a reasonable time before the solicitation of proxies by the Company with respect to such meeting is made.

         In addition, the Company's By-Laws provide that a stockholder must give written notice to the Company of any business to be conducted at any meeting of stockholders in accordance with the procedural requirements fully set forth in
Article III of the Company's By-Laws. In the case of a regularly scheduled annual meeting, such notice must be given not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such meeting, even if such item is not to be included in the Company's proxy statement relating to such meeting. To bring an item of business before this Annual Meeting, a stockholder must have delivered the requisite notice of such item to the Company no later than January 9, 2004.

         The Nominating Committee will consider any proposal properly presented by a stockholder for inclusion in the Company's annual proxy statement. In considering the proposal, the Committee may seek input from an independent advisor and/or legal counsel, as appropriate, and will reach a conclusion and report to the full Board for its consideration. After full consideration by the Board of Directors, the stockholder proponent will be notified of the conclusion of the Board.

                                  MISCELLANEOUS

         The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business, which properly may be presented for action at the Annual Meeting.

                              AVAILABLE INFORMATION

         Stockholders of record on January 26, 2004 will receive a Proxy Statement and the Company's Annual Report to Stockholders, which contains detailed financial information concerning the Company. The Annual Report is not incorporated herein and is not deemed a part hereof.

Appendix A

                         CHARTER FOR THE AUDIT COMMITTEE
                 OF THE BOARD OF DIRECTORS OF MRO SOFTWARE, INC.

PURPOSE:

         The purpose of the Audit Committee (the "Committee") established pursuant to this Charter is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of MRO Software, Inc. and its subsidiaries (the "Company"), to provide to the Board of Directors (the "Board") of the Company the results of its examinations and recommendations derived therefrom, to propose to the Board improvements made or to be made in internal accounting controls, to propose independent auditors to the Board and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

         In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board from time to time may prescribe.

MEMBERSHIP:

         The Committee shall consist of at least three (3) members of the Board each of whom must meet the independence and other requirements of applicable law and the Marketplace Rules of The Nasdaq Stock Market. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board, and the Board shall appoint a Chairperson of the Committee. No member of the Committee may receive any compensation or fees from the Company other than for service to the Company as a member of the Board or any committee(s) thereof.

RESPONSIBILITIES:

         The Committee shall have the following duties and responsibilities:

         1. Selecting, appointing and retaining the independent auditors, who shall report directly to the Committee;

         2. Determining the scope of services to be provided by the independent auditors, pre-approving all non-audit services, overseeing the work performed by the independent auditors and determining the compensation of the independent auditors;

         3. Resolving disagreements between the independent auditors and management regarding financial reporting, accounting, internal controls, auditing or other matters and establishing procedures for such review, and receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors;

                                                                        Page A-1

         4. Ensuring that the independent auditors provide a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

         5. Ensuring that the independent auditors provide satisfactory assurance and documentation regarding their compliance with Title II of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder;

         6. Preparing the report required by the rules of the SEC to be included in the Company's annual proxy statement;

         7. Reviewing with management and the independent auditors the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q before they are filed with the SEC;

         8. Reviewing on a continuing basis the adequacy of the Company's system of internal controls, policies and procedures and approving policies relating to internal controls and protection of assets;

         9. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function to the extent that the size and operations of the Company warrant this function;

         10. Conducting a post-audit review of the audited financial statements and discussing such statements with management and the independent auditors; conducting a post-audit review of the audit findings (including any significant suggestions for improvements provided to management by the independent auditors), the form and content of the Company's financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable Securities and Exchange Commission ("SEC") regulations; discussing with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, relating to the conduct of the year-end audit;

         11. Establishing procedures for the confidential and anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

         12. Establishing procedures for the confidential and anonymous submission by non- employees of concerns regarding questionable accounting or auditing matters;

         13. Reviewing all related party transactions for potential conflicts of interest and determining the propriety of and approving all such transactions;

MRO Software, Inc.     Appendix A - Charter for the Audit Committee     Page A-2

         14. Reviewing and making determinations regarding any proposed waiver of a provision of the Company's Code of Ethics and Conduct, as such waiver may apply to the Company's Chief Executive Officer, Executive Chairman, principal financial officer, principal accounting officer or controller, or persons performing similar functions;

         15. Reviewing, in conjunction with inside or independent counsel, any legal matters that could have a significant impact on the Company's financial statements;

         16. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and approving such policies;

         17. Instituting, if necessary, special investigations on matters within its purvue, and, if appropriate, hiring special counsel or experts to assist;

         18. If determined by the Committee to be necessary, serving as a Qualified Legal Compliance Committee as permitted under
                  Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder;

         19. Reviewing with senior management and the independent auditors the Company's accounting and financial personnel; and

         20.      Performing other functions as requested by the Board.

         In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it, or as may be required by law, the Company's Articles of Organization or its By-Laws, and shall report to the Board regarding the Committee's examinations and recommendations, as the Committee deems appropriate.

MEETINGS:

         It is anticipated that the Committee will meet at least four times each year. The Committee may establish its own schedule.

         The Committee shall meet separately with the Chief Executive Officer and Chief Financial Officer of the Company, and such other officers as the Committee deems necessary, at least annually to review the financial affairs of the Company. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report.

         The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof. Unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee (and for waiver of such procedures) shall be

MRO Software, Inc.     Appendix A - Charter for the Audit Committee     Page A-3
the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board. Any action of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

REPORTS AND RECOMMENDATIONS:

         The Committee may present its reports or recommendations to the Board in written or oral form. The Committee's recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

MINUTES:

         The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

ACCOUNTABILITY OF OUTSIDE AUDITOR:

         The Company's outside auditor is ultimately accountable to the Board and the Audit Committee as representatives of shareholders. The Committee shall have the authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

OTHER:

         The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:

         1 at the Company's expense and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other consultants or advisors to assist it in connection with its functions; and

         2. to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer, the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, concerning the Company's operation, financial condition or other aspect of the Company relevant to the functions of the Committee.

         The Company shall provide the Committee with appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditors, (ii) compensation to outside consultants, advisors and counsel, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

MRO Software, Inc.     Appendix A - Charter for the Audit Committee     Page A-4

         The Committee shall have full access to any relevant records of the Company. The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.

ANNUAL REVIEW:

         The Committee will review and reassess the adequacy of this Charter on at least an annual basis and will report to the Board the results of such review and reassessment.

MRO Software, Inc.     Appendix A - Charter for the Audit Committee     Page A-5

Appendix B

                     CHARTER FOR THE COMPENSATION COMMITTEE
                 OF THE BOARD OF DIRECTORS OF MRO SOFTWARE, INC.

PURPOSE:

         The Compensation Committee (the "Committee") is a standing committee of the Board of Directors (the "Board"). The purpose of the Committee is to discharge the responsibility of the Board of relating to compensation of the Company's directors and executive officers and related matters, to review and make recommendations to the Board regarding employee compensation and benefit plans and programs generally, and to administer the Company's equity-based incentive plans and its employee stock purchase plan.

         In addition, the Committee shall undertake the specific duties and responsibilities listed below and such other specific duties as the Board from time to time may prescribe.

STATEMENT OF PHILOSOPHY:

         The policy of the Company is to attract and retain personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and equity participation. The Committee's objectives are to:

         - maintain an appropriate relationship between executive compensation and the creation of stockholder value;

         - maintain a total compensation program intended to motivate, retain and attract executives of outstanding abilities;

         - provide an overall executive compensation plan which is competitive with comparable companies; and

         - ensure that compensation policies and practices as applied to executives, and compensation plans as a whole, are drafted and administered in a manner that is consistent with and promotes sound corporate governance and investor confidence.

MEMBERSHIP:

         The Committee shall consist of at least two (2) directors, and all members of the Committee must meet the independence and other requirements of applicable law and the listing standards of The Nasdaq Stock Market, Inc., the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the requirements of a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board, and the Board shall also designate a Committee Chairperson.

                                                                        Page B-1

RESPONSIBILITIES:

         The Committee shall have the following duties and responsibilities:

         1.       Reviewing and recommending the hiring of the Chief Executive
                  Officer;

         2. Determining the compensation plan for the Chief Executive Officer and the Company's other executive officers, and determining the roles, responsibilities and compensation plan for the Executive Chairman;

         3. Performing annual evaluations of the Chief Executive Officer and the Executive Chairman and, in consultation with the Chief Executive Officer, the other executive officers of the Company, and administering the compensation plans for the Chief Executive Officer, the Executive Chairman and the other executive officers;

         4. Reviewing and making recommendations from time to time regarding compensation of the outside directors, considering the compensation paid by comparable companies;

         5. Reviewing and making recommendations with respect to stockholder proposals related to compensation matters;

         6. Reviewing and making recommendations with respect to all benefit plans and changes to benefit plans;

         7. Acting as administrator of the Company's Amended and Restated 1999 Equity Incentive Plan, its 1994 Incentive and Non-Qualified Stock Option Plan, its 2002 Employee Stock Purchase Plan and other equity-based stock incentive plans of the Company. In its administration of such plans, the Committee may (i) grant equity awards as provided under such plans (such as stock options and restricted stock) to individuals eligible for such grants; and (ii) amend such awards. The Committee shall also make recommendations to the Board with respect to amendments to such plans and changes in the number of shares reserved for issuance thereunder;

         8. Reviewing and making recommendations to the Board regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

         9. Preparing the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

         10. Developing a succession plan for the Chief Executive Officer, and, as necessary, reviewing with the Chief Executive Officer the succession plans relating to positions held by executive officers of the Company; and

         11. Carrying out such other duties as may be delegated to it by the Board of Directors from time to time.

MRO Software, Inc. Appendix B - Charter for the Compensation Committee Page B-2

MEETINGS:

         The Committee may establish its own meeting schedule. In at least one of such meetings annually, the Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the executive compensation package.

         The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof, and unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee (and the waiver of such procedures) shall be the same as those provided in the By-Laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board. Any action of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

REPORTS:

         The Committee shall advise the Board of actions taken by the Committee or, where appropriate, present its recommendations to the Board, in written or oral form. Committee recommendations will be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

OTHER:

- ACCESS TO INFORMATION. The Committee shall have full access to any relevant records of the Company. The Committee may request, and rely upon, advice, given orally or in writing, from the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company, concerning the Company's operations, financial condition, benefit or compensation plans and other aspects of the Company relevant to the functions of the Committee.

- ADVISORS. With prior notice to the Board, the Committee may retain, at Company expense, independent advisors (including legal counsel, accountants and consultants) as it determines necessary to carry out its duties. The Committee shall have the ultimate authority and responsibility to engage or terminate any such independent advisors and to approve the terms of any such engagement and the fees to be paid to any such advisor. The Committee may also request that any officer or other employee of the Company, the Company's outside counsel or any other person meet with any members of, or independent advisor to, the Committee.

- DELEGATION. The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee, and the Committee may delegate its responsibilities under the Company's stock option plans with respect to the granting of stock options to non-executive employees and new hires to the Company's Chief Executive Officer.

         The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.

MRO Software, Inc. Appendix B - Charter for the Compensation Committee Page B-3

Appendix C

                               MRO SOFTWARE, INC.
                 AMENDED AND RESTATED 1999 EQUITY INCENTIVE PLAN

1. INTRODUCTION: PURPOSES

(a) This Amended and Restated 1999 Equity Incentive Plan (the "1999 Plan" or "the Plan") amends and restates the 1999 Equity Incentive Plan of MRO Software, Inc. (the "Company") adopted on March 24, 1999. Options granted under the 1994 Incentive and Nonqualified Stock Option Plan shall continue to be governed by the terms of the 1994 Incentive and Nonqualified Stock Option Plan, as amended to date.

(b) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) rights to purchase Restricted Stock,
(v) Stock Appreciation Rights, and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Board of Directors of the Company(the "Board") may determine.

(c) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c) hereof, be either (i) Options granted pursuant to Sections 6 and 7 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) Stock Bonuses or rights to purchase restricted stock granted pursuant to Section 8 hereof, (iii) Stock Appreciation Rights granted pursuant to Section 9 hereof or
(iv) other stock based awards granted pursuant to Section 10 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and shall be in such form as required pursuant to Sections 6 and 7 hereof, and a separate certificate will be issued for shares purchased upon exercise of each type of Option.

2. DEFINITIONS AND RULES OF INTERPRETATION

(a) Definitions.

For the purposes of the Plan, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

(i) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(ii)     "Board" means the Board of Directors of the Company.

(iii) "Change in Control" means the occurrence of any one of the following events:

         (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the

                                                                        Page C-1

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                  Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

         (b) persons who constitute the Company's Board immediately prior to any tender offer, proxy contest, consent solicitation, business combination, merger or similar transaction cease to constitute at least a majority of the Board as a result of such tender offer, proxy contest, merger or similar transaction; or

         (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

         (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

(iv) "Change in Stock" means any change in the Company Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, spin-off, split-up, spin-out, dividend in property other than cash, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company); provided however, that the conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

(v)      "Code" means the Internal Revenue Code of 1986, as amended.

(vi) "Committee" means the Committee appointed by the Board in accordance with subsection 3 of the Plan.

(vii) "Company" means MRO Software, Inc. a corporation organized under the laws of Massachusetts.

(viii) "Company Common Stock" means the common stock of the Company, par value $.01 per share

(ix) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 9(b)(ii) hereof.

(x) "Consultant" means any person, including an advisor, engaged by the Company, or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include a Director acting solely in his capacity as such.

(xi) "Continuous Status as an Employee or Consultant" means the employment or relationship as Consultant is not interrupted or terminated by the Company or any Affiliate. The Committee, in its

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         sole discretion, may determine whether Continuous Status as an
         Employee, or Consultant shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute.

(xii)    "Director" means a member of the Board.

(xiii) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(xiv) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(xv)     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(xvi) "Fair Market Value" means, the closing sales price as of the date of grant for Company Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market or any similar organization or if Company Common Stock is listed on any national securities exchange, as quoted on such national securities exchange, as applicable, as reported in the Wall Street Journal or other source as the Board deems reliable, and if Company Common Stock is not traded on the Nasdaq National Market or any similar organization or on any national securities exchange, the value as determined in good faith by the Committee, based on the information available to it.

(xvii) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(xviii) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 9(b)(iii) hereof.

(xix) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import) promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under
         Item 404(a) of Regulation S-K (or any successor regulation of similar import), and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K (or any successor regulation of similar import); or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 of the Exchange Act.

(xx) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(xxi) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(xxii)   "Option" means a stock option granted pursuant to the Plan.

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(xxiii)  "Option Agreement" means a written agreement between the Company and an
         Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(xxiv) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

(xxv) "Outside Director" means for any given date of grant a Director who either (i) is not then a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation from the Company or such affiliated corporation for prior services (other than benefits under a tax qualified pension plan) during the then current taxable year, was not an officer of the Company or an "affiliated corporation" at any time (other than as its Clerk or Assistant Clerk), and is not then currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, and (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

(xxvi) "Plan" or "1999 Plan" mean this Amended and Restated 1999 Equity Incentive Plan.

(xxvii)  "Plan Year" means the calendar year.

(xxiii) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

(xxix)   "Securities Act" means the Securities Act of 1933, as amended.

(xxx) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 9 hereof.

(xxxi) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

(xxxii) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(xxxiii) "Stock Bonus" means any stock bonus of the type which may be granted under Section 8 hereof.

(xxxiv) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 9(b)(i) hereof.

The foregoing terms are not the exclusive definitions as used in the Plan and reference is made to other capitalized terms defined in the context of their first use herein.

(b) Rules of Interpretation.

(i) The headings and subheadings used herein or in any Option or other instrument evidencing a Stock Award are solely for convenience of reference and shall not constitute a part of the Plan or such document or affect the meaning, construction or effect of any provision thereof.

(ii) All definitions set forth herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter

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

         gender and visa versa, as the context may require. (iii) References to "including" means including without limiting the generality of any description preceding such term.

(iv) Unless otherwise expressly stipulated, any reference in the Plan to any statute, act, regulation or specific provision thereof shall also extend to any amendment, restatement or other modification to such statute, act, regulation or specific provision thereof or any successor statute, act, regulation or provision of similar import.

(v) Unless otherwise expressly provided, any reference in the Plan to any specific provision of any statute or act shall include any regulations promulgated thereunder from time to time and interpretations thereof as may be applicable to the Plan.

3. ADMINISTRATION

(a) Administration of the Plan shall be delegated to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and Outside Directors. The Committee shall have, in connection with the administration of the Plan, the powers set forth in the Plan, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revisit in the Board the administration of the Plan. The Board shall have the authority to correct any defect, omission or inconsistency in the Plan and to amend the Plan as provided in Section 16. The Board shall have the authority to appoint the Committee and to fill any vacancy created on the Committee by reason of the death, resignation or removal of any member thereof by appointing an eligible successor. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

(b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a right to purchase restricted stock, a Stock Appreciation Right, another stock-based award or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Stock Award Agreement fully effective.

(iii)    To amend any Stock Award.

(iv) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

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4. SHARES SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 15 hereof relating to adjustments upon Changes in Stock, the number of shares of stock that may be issued pursuant to Stock Awards under the Plan shall be equal to 6,050,000 shares of Company Common Stock (which reflects the stock split effected by means of a stock dividend on December 15, 1999). If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Company Common Stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, shares of Company Common Stock subject to Stock Appreciation Rights exercised in accordance with Section 8 hereof shall not be available for subsequent issuance under the Plan.

(b) The Company Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Subject to Section 4(a) hereof, no more than seven hundred thousand (700,000) shares of Company Common Stock may be subject to "full value" Stock Awards, meaning Stock Awards other than Options or Stock Appreciation Rights.

5. ELIGIBILITY.

(a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Other Stock Awards may be granted to Employees, Directors or Consultants.

(b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) Company Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Company Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) No person shall be eligible to be granted Stock Awards covering more than two hundred thousand (200,000) shares of Company Common Stock in any Plan Year.

6. OPTION PROVISIONS.

Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions except as otherwise specifically provided elsewhere in the Plan:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. Subject to subsection 5(b) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be set by the Committee at the time each Option is granted, and shall be not less than eighty five (85%) percent of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted.

(c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Common Stock of the Company owned by the Optionee for a period of at least six

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months, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) hereof, or (C) in any other form of legal consideration that may be acceptable to the Committee on terms determined by the Committee.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferable to the extent specified in the Option Agreement, in which case the Option may be transferred upon such terms and conditions as are set forth in the Option Agreement, as the Committee shall determine in its sole discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretation of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act, or to family members, or to trusts or other entities maintained for the benefit of family members. Notwithstanding the foregoing, the person to whom an Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Termination of Employment or Relationship as A Consultant. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date three (3) months after termination of the Optionee's Continuous Status as an Employee or Consultant (or such longer (but only in the case of a Nonstatutory Stock Option) or shorter period of time specified in the Option Agreement), or (ii) the expiration of the Option's term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the

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term of the Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d) hereof, but only within the period ending on the earlier of (i) the date twelve
(12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. If such a provision is included in an Option Agreement, the Option Agreement shall also contain provisions establishing a vesting schedule for the purchased shares and a right of the Company to repurchase any unvested shares or, as a condition to the exercise of the relevant Option, requiring the Optionee to enter into an agreement with the Company establishing such vesting and such rights.

(j) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any required minimum federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment;
(2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

(k) Re-Load Options. Without in any way limiting the authority of the Committee to make or not to make grants of Options hereunder, the Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Company Common Stock in accordance with the Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option, (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c) hereof), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Committee may designate at the time of the grant of the original Option, provided, however, that the

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designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) hereof and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) hereof and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7. AWARDS TO NON-EMPLOYEE DIRECTORS.

(a) The Committee may grant Nonstatutory Stock Options, and other Stock Awards pursuant to Sections 8, 9 or 10 below, to the Company's Non-Employee Directors, in the Committee's sole discretion.

(b) Each Nonstatutory Stock Option granted to Non-Employee Directors shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. All options granted under this Section 7 prior to March 5, 2002 shall expire on the date which is five years from the date of grant, provided that the Committee may under Sections 3(b)(iii) and 17(e) of the 1999 Plan extend the expiration date of such option(s) to a date no later than the tenth anniversary of the date of grant. All options granted under this Section 7 on or after March 5, 2002 shall expire on a date determined by the Committee which is not more than ten years from the date of grant.

(c) The Committee shall adopt such provisions, in its sole discretion, as to the time, any limitations or restrictions and the manner of the exercise or vesting of Nonstatutory Stock Options granted under this Section 7 in respect of the matters set forth under the provisions of Subsections 6(d), (j) and (k) hereof.

8. TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

Each Stock Bonus or restricted stock purchase agreement related to a Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or restricted stock purchase agreement shall include (through incorporation of provisions herein by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Committee may determine that eligible participants in the Plan may be granted a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company for its benefit.

(b) Transferability. Except as otherwise provided elsewhere in the Plan, no rights under a Stock Bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted, may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the Stock Bonus or restricted stock purchase agreement.

(c) Consideration. The purchase price of stock acquired pursuant to a Stock Award in the form of a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; including delivery of a promissory note of the Optionee to the Company on terms determined by the

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan           Page C-9

Committee. Notwithstanding the foregoing, the Committee may grant a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d) Vesting. Shares of Company Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

(e) Termination of Employment or Relationship as a Consultant. In the event a Participant's Continuous Status as an Employee or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Company Common Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or restricted stock purchase agreement between the Company and such person.

9. STOCK APPRECIATION RIGHTS.

(a) The Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Consultants to the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Company Common Stock.

(b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(i) Tandem Stock Appreciation Rights. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Company Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of Company Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

(ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Company Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

(iii) Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of (A) the aggregate Fair Market Value (at date of exercise) of a number of shares of Company Common Stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8(c)(iii)) hereof over (B) the aggregate Fair Market Value of such number of shares of Company Common Stock at the date of grant.

(c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

(i)      TANDEM RIGHTS:

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan          Page C-10

         A. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

         B. The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (i) the Fair Market Value (on the date of the Option surrender) of the number of shares of Company Common Stock covered by that portion of the surrendered Option in which the Optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

(ii)     CONCURRENT RIGHTS:

         A. Concurrent Rights may be tied to any or all of the shares of Company Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

         B. A Concurrent Right shall be automatically exercised at the same time as the underlying Option is exercised with respect to the particular shares of Company Common Stock to which the Concurrent Right pertains.

         C. The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (i) the aggregate Fair Market Value (on the date the Option is exercised) of the vested shares of Company Common Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

(iii)    INDEPENDENT RIGHTS:

         A. Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6 hereof. They shall be denominated in share equivalents.

         B. The appreciation distribution payable on the exercised Independent Right shall be in cash in an amount equal to the excess of (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company Common Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Common Stock.

(iv)     TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT
         RIGHTS:

         A. To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan          Page C-11

         B. If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

         C. Except as otherwise provided in this Section 9, no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

10. OTHER STOCK-BASED AWARDS.

The Committee shall have the right to grant other Awards based upon Company Common Stock having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions and grant of securities convertible into Company Common Stock.

11. CANCELLATION AND RE-GRANT OF OPTIONS.

(a) The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Company Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%)) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(c) hereof, not less than one hundred ten percent (110%) of the Fair Market Value) per share of Company Common Stock on the new grant date.

(b) Shares of Company Common Stock subject to an Option or Stock Appreciation Right canceled under this Section 11 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The repricing of an Option and/or Stock Appreciation Right under this Section 11, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The provisions of this subsection 11(b) shall be applicable only to the extent required by Section 162(m) of the Code.

(c) The Company shall obtain stockholder approval as provided under the Marketplace Rules of The Nasdaq National Stock Market of any stock option or stock appreciation right repricing effected under this Section 11.

12. COVENANTS OF THE COMPANY.

(a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Company Common Stock required to satisfy such Stock Awards up to the number of shares of Company Common Stock authorized under the Plan.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Company Common Stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan          Page C-12

Securities Act or any securities law of any state either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. The Company shall not be required to sell or issue any shares under any Stock Award if the issuance of such shares shall constitute a violation by the holder of the Stock Award or by the Company of any provision of any law or regulation of any governmental authority. In the event the shares of Company Common Stock issuable on exercise of Stock Award are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued any legend which counsel for the Company considers necessary or advisable to comply with the Securities Act and with applicable state securities laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares.

13. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Company Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

14. MISCELLANEOUS.

(a) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Company Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

(c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

(d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Company Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

15. ADJUSTMENTS UPON CHANGE IN STOCK.

In the event of any Change in Stock, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) hereof and the maximum number of shares subject to Options and Stock Awards pursuant to subsection 5(c) hereof, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive.

16. VESTING AND PAYMENT UPON CHANGE IN CONTROL.

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan          Page C-13

(a) After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive in lieu of the shares of Company Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Company Common Stock) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Company Common Stock equal to the number of shares for which such Option shall be so exercised.

(b) Upon and following the occurrence of a Change of Control, the time for exercise of each unvested installment of any then outstanding Option or Stock Appreciation Right shall be accelerated, so that:

(i) immediately upon such Change of Control, if the holder or optionee is then an employee or consultant of the Company, twenty-five percent (25%) of any such unvested installment shall be exercisable;

(ii) on the date that is nine months after such Change in Control, if the holder or optionee is then an employee or consultant of the Company, one third (33 1/3%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable;

(iii) on the date that is eighteen months after such Change in Control, if the holder or optionee is then an employee or consultant of the Company, fifty percent (50%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable; and

(iv) on the second anniversary of such Change in Control, if the holder or optionee is then an employee or consultant of the Company, any remaining installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable.

The foregoing clauses (i) through (iv) are intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Option or Stock Appreciation Right outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Option or Stock Appreciation Right shall continue to vest in accordance with its original terms.

(c) Upon the occurrence of a Change of Control, the restrictions and conditions contained in any Stock Bonus granted to a then current Employee or Consultant or restricted stock purchase agreement related to a Stock Award to which a then current Employee or Consultant is a party shall automatically be appropriately modified so that under the terms thereof additional shares of Company Common Stock vest in a manner essentially equivalent to the additional vesting provided for in Section 16(b) for Options and Stock Appreciation Rights. The determination of the Committee as to such modifications shall be final, binding and conclusive.

The foregoing subparagraph (c) is intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Stock Bonus or restricted stock purchase agreement related to a Stock Award outstanding at the time of a Change in Control, and, except to the extent accelerated by such

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan          Page C-14
clauses, each such Stock Bonus or restricted stock purchase agreement related to a Stock Award shall continue to vest in accordance with its original terms.

(d) If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, then either in such event:

(i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of the shares of Company Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Company Common Stock equal to the number of shares as to which such Option shall be so exercised; or

(ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired Options or Stock Appreciation Rights so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated Options or Stock Appreciation Rights shall be exercisable in full.

(e) If, within two years following a Change in Control, the employment of any Optionee who immediately prior to such Change in Control was employed by the Company as an Officer (each such Optionee being hereafter referred to as a "Designated Executive") shall be terminated by the Company other than for cause, or shall be terminated by the Designated Executive for Good Reason, then in such event all unvested Options, Stock Appreciation Rights, Stock Bonuses and other Stock Awards held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for termination by a Designated Executive of his employment shall be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, shall materially diminish the responsibilities and authority of the Designated Executive or, shall materially reduce the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive shall resign from his employment by the Company or such successor entity.

(f) If, within two years following a Change in Control, a Non-Employee Director is terminated or resigns from the Board of Directors for Good Reason, then in such event all unvested Options held by such Non-Employee Director at the date of such termination or resignation shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for resignation by a Non-Employee Director shall be deemed to have existed only if
(i) within two years after a Change in Control, the Company, or any successor entity, shall materially diminish the responsibilities and authority of the Non-Employee Director or shall materially reduce the rate of compensation of the Non-Employee Director, in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan          Page C-15
immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Non-Employee Director shall resign from his position as a Director.

17. AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 hereof relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or the listing or eligibility for quotation requirements of the Nasdaq National Market or any similar organization or of any national securities exchange upon which shares of Company Common Stock are listed or eligible for trading.

(b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(e) The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

18. TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 4, 2009. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with consent of the person to whom the Stock Award was granted.

19. LOCK-UP AGREEMENT.

The Committee may in its discretion specify upon granting an Option that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

20. GOVERNING LAW.

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan          Page C-16

The provisions of the Plan and all Stock Awards made hereunder shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of law principles thereof.

MRO Software, Inc.    Appendix C - 1999 Equity Incentive Plan          Page C-17

MRO SOFTWARE, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



[MROCM - MRO SOFTWARE, INC.] [FILE NAME: ZMROC1.ELX] [VERSION - (2)] [01/27/04]
                                [ORIG. 01/22/04]

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZMROC1

      PLEASE MARK                                                           #MRO
[ X ] VOTES AS IN
      THIS EXAMPLE.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS BELOW, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

     1. To elect (01) Stephen B. Sayre and (02) Alan L. Stanzier as Class II Directors of the Company for a term of three years;

                       FOR                         WITHHELD
                      [   ]                         [   ]

[   ]
     --------------------------------------------------------------------------
                    For all nominees except as written above

Signature:                                     Date:
          ---------------------------------         ---------------------------



                                                        FOR    AGAINST   ABSTAIN
     2. To approve an amendment to the Company's
        Amended and Restated 1999 Equity Incentive
        Plan to increase the number of shares          [   ]    [   ]     [   ]
        issuable thereunder by an additional
        1,200,000 shares; and

     3. To ratify the appointment by the Board of
        Directors of PricewaterhouseCoopers L.L.P.     [   ]    [   ]     [   ]
        as the Company's independent public
        accountants for the current fiscal year.


          MARK HERE IF YOU PLAN TO ATTEND THE MEETING                     [   ]

          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [   ]


Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

Please sign exactly as name(s) appear(s) on stock certificate. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Signature:                                     Date:
          ---------------------------------         ---------------------------

[MROCM - MRO SOFTWARE, INC.] [FILE NAME: ZMROC2.ELX] [VERSION - (1)] [01/22/04]
                                [ORIG. 01/22/04]

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZMROC2

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               MRO SOFTWARE, INC.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
                               MRO SOFTWARE, INC.


                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 9, 2004


     The undersigned stockholder of MRO Software, Inc. (the "Company"), revoking all prior proxies, hereby appoints Norman E. Drapeau, Jr., Peter J. Rice and Craig Newfield, and each of them acting singly, as proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 100 Crosby Drive, Bedford, Massachusetts, 01730 on Tuesday, March 9, 2004, beginning at 10:00 A.M., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated January 28, 2004 and the related Proxy Statement, copies of which have been received by the undersigned. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE